VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA MUTUAL FUNDS

VOYA SENIOR INCOME FUND

(each a "Registrant" and collectively the "Registrants")

and their respective series as identified below (each a "Fund" and collectively the "Funds")

Supplement dated October 1, 2021

to the Funds' current Class C shares Prospectuses

At the September 10, 2021 meeting of the Boards of Trustees (the "Board") of Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Senior Income Fund, the Board approved a proposal to reduce the automatic conversion of Class C shares to Class A shares of the Funds from the current holding period of 10 years from the date of purchase to a holding period of eight years from the date of purchase. Beginning on or about November 2, 2021 (the "Effective Date"), Class C shares of the Funds listed below will automatically convert to Class A shares of the same Fund after they have been held for an eight-year holding period (the "Reduced Conversion"). Class C shareholders will benefit from conversion of their shares because Class A shares have lower distribution and/or service fees and shareholders will experience a lower net expense ratio. Any Class C shares that have been held for eight years or more at the Effective Date will automatically convert to Class A shares on that date. After the Effective Date, additional Class C shares will convert automatically to Class A shares at the time they have been held for eight years. No sales charges or CDSCs will apply with respect to Class A shares received in the Reduced Conversion or to Class A shares purchased in the future by former Class C shareholders.

Voya Corporate Leaders® 100 Fund	Voya Large-Cap Growth Fund
Voya Floating Rate Fund	Voya Large Cap Value Fund
Voya Global Bond Fund	Voya Mid Cap Research Enhanced Index Fund
Voya Global Diversified Payment Fund	Voya MidCap Opportunities Fund
Voya Global High Dividend Low Volatility Fund	Voya Multi-Manager Emerging Markets Equity Fund
Voya Global Multi-Asset Fund	Voya Multi-Manager International Small Cap Fund
Voya Global Perspectives® Fund	Voya Senior Income Fund
Voya GNMA Income Fund	Voya Short Term Bond Fund
Voya Government Money Market Fund	Voya Small Company Fund
Voya High Yield Bond Fund	Voya SmallCap Opportunities Fund
Voya Intermediate Bond Fund	Voya Strategic Income Opportunities Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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